Exhibit 10.1

SIENA LENDING GROUP LLC

9 W Broad Street, 5th Floor

Stamford, Connecticut 06902

May 1, 2023

TransAct Technologies Incorporated

2319 Whitney Avenue, Suite 3B

Hamden, Connecticut 06518

Attention: Steven A. DeMartino, President and Chief Financial Officer

Re: Letter Amendment

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement dated as of March 13, 2020, as amended (the “Loan Agreement”) by and between Siena Lending Group LLC (“Lender”) and TransAct Technologies Incorporated, a Delaware corporation (“Borrower”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

It has recently come to Lender’s attention that Bart Shuldman resigned his position as chief executive officer of Borrower and that the Board of Directors appointed John M. Dillon to succeed Mr. Shuldman. Section 7.1(m) of the Loan Agreement requires that any successor to Mr. Shuldman must be reasonably acceptable to Lender. Lender has previously confirmed that Mr. Dillon is an acceptable successor to Mr. Shuldman, but requires an amendment to Section 7.1(m) to reflect this change.

Lender and Borrower hereby agree that Section 7.1(m)(i) of the Loan Agreement is amended to replace the reference to “Bart Shuldman” with “John M. Dillon”.

All other terms and conditions of the Loan Agreement shall remain in full force and effect. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby. This letter amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

Kindly indicate your agreement with the terms of this letter by signing in the space provided below and returning a countersigned copy to my attention.

Very truly yours,

SIENA LENDING GROUP LLC

By:	/s/ Steven Sanicola
Name:	Steven Sanicola
Title:	Authorized Signatory

By:	/s/ Keith Holler
Name:	Keith Holler
Title:	Authorized Signatory

Acknowledged and agreed as of May 1, 2023:

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Name:	Steven A. DeMartino
Title:	President and CFO

Signature page to letter agreement